Capital (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of notes and other explanatory information [Abstract]
Disclosure of share capital, reserves and other equity interest
Common Shares
A. Issued and Outstanding
 TransAlta is authorized to issue an unlimited number of voting common shares without nominal or par value.

As at Dec. 31	2018		2017
	Common shares (millions)	Amount	Common shares (millions)	Amount
Issued and outstanding, beginning of year	287.9	3,094	287.9	3,095
Purchased and cancelled under the NCIB	(3.3)	(35)	—	—
	284.6	3,059	287.9	3,095
Amounts receivable under Employee Share Purchase Plan	—	—	—	(1)
Issued and outstanding, end of year	284.6	3,059	287.9	3,094

B. NCIB Program
Shares purchased by the Corporation under the NCIB are recognized as a reduction to share capital equal to the average carrying value of the common shares. Any difference between the aggregate purchase price and the average carrying value of the common shares is recorded in retained earnings.
The following are the effects of the Corporation's purchase and cancellation of the common shares during the year ended Dec. 31, 2018:

Total shares purchased(1)	3,264,500
Average purchase price per share	$7.02
Total cost	23
Weighted average book value of shares cancelled	35
Increase to retained earnings	12

(1) Includes 204,000 shares that were repurchased but were not cancelled due to timing differences between the transaction date and settlement date.

C. Shareholder Rights Plan
The Corporation initially adopted the Shareholder Rights Plan in 1992, which has been revised since that time to ensure conformity with current practices. As required, the Shareholder Rights Plan must be put before the Corporation’s shareholders every three years for approval, and it was last approved on April 22, 2016. The primary objective of the Shareholder Rights Plan is to provide the Board sufficient time to explore and develop alternatives for maximizing shareholder value if a takeover bid is made for the Corporation and to provide every shareholder with an equal opportunity to participate in such a bid. When an acquiring shareholder acquires 20 per cent or more of the Corporation’s common shares, other than by way of a “permitted bid” or a "competing permitted bid" (as defined in the Shareholder Rights Plan), where the offer is made to all shareholders by way of a takeover bid circular, the rights granted under the Shareholder Rights Plan become exercisable by all shareholders except those held by the acquiring shareholder. Each right will entitle a shareholder, other than the acquiring shareholder, to acquire an additional $200 worth of common shares for $100.
D. Earnings per Share

Year ended Dec. 31	2018	2017	2016
Net earnings (loss) attributable to common shareholders	(248)	(190)	117
Basic and diluted weighted average number of common shares outstanding (millions)	287	288	288
Net earnings (loss) per share attributable to common shareholders, basic and diluted	(0.86)	(0.66)	0.41

E. Dividends
On Oct. 10, 2018, the Corporation declared a quarterly dividend of $0.04 per common share, payable on Jan. 1, 2019.
On Dec. 14, 2018, the Corporation declared a quarterly dividend of $0.04 per common share, payable on Apr. 1, 2019.
There have been no other transactions involving common shares between the reporting date and the date of completion of these consolidated financial statements.
Preferred Shares
A. Issued and Outstanding
All preferred shares issued and outstanding are non-voting cumulative redeemable fixed rate first preferred shares.

As at Dec. 31	2018		2017
Series	Number of shares (millions)	Amount	Number of shares (millions)	Amount
Series A	10.2	248	10.2	248
Series B	1.8	45	1.8	45
Series C	11.0	269	11.0	269
Series E	9.0	219	9.0	219
Series G	6.6	161	6.6	161
Issued and outstanding, end of year	38.6	942	38.6	942

I. Series E Cumulative Redeemable Rate Reset Preferred Shares Conversion
On Sept. 17, 2017, the Corporation announced that, after taking into account all election notices received by the Sept. 15, 2017, deadline for the conversion of the Cumulative Redeemable Rate Reset Preferred Shares, Series E (the “Series E Shares”) into Cumulative Redeemable Floating Rate Preferred Shares Series F (the “Series F Shares”), there were 133,969 Series E Shares tendered for conversion, which was less than the one million shares required to give effect to conversions into Series F Shares. Therefore, none of the Series E Shares were converted into Series F Shares on Sept. 30, 2017. As a result, the Series E Shares will be entitled to receive quarterly fixed cumulative preferential cash dividends, if, as and when declared by the Board. The annual dividend rate for the Series E Shares for the five-year period from and including Sept. 30, 2017, to, but excluding, Sept. 30, 2022, will be 5.194 per cent, which is equal to the five-year Government of Canada bond yield of 1.544 per cent, determined as of Aug. 31, 2017, plus 3.65 per cent, in accordance with the terms of the Series E Shares.
II. Series C Cumulative Redeemable Rate Reset Preferred Shares Conversion
On June 16, 2017, the Corporation announced that after, taking into account all election notices received by the June 15, 2017, deadline for the conversion of the Cumulative Redeemable Rate Reset Preferred Shares, Series C (the “Series C Shares”) into Cumulative Redeemable Floating Rate Preferred Shares Series D (the “Series D Shares”), there were 827,628 Series C Shares tendered for conversion, which was less than the one million shares required to give effect to conversions into Series D Shares. Therefore, none of the Series C Shares were converted into Series D Shares on June 30, 2017. As a result, the Series C Shares will be entitled to receive quarterly fixed cumulative preferential cash dividends, if, as and when declared by the Board. The annual dividend rate for the Series C Shares for the five-year period from and including June 30, 2017, to, but excluding, June 30, 2022, will be 4.027 per cent, which is equal to the five-year Government of Canada bond yield of 0.927 per cent, determined as of May 31, 2017, plus 3.10 per cent, in accordance with the terms of the Series C Shares.
III. Series A Cumulative Fixed Redeemable Rate Reset Preferred Shares Conversion
On March 17, 2016, the Corporation announced that 1,824,620 of its 12.0 million Series A Cumulative Fixed Redeemable Rate Reset Preferred Shares (“Series A Shares”) were tendered for conversion, on a one-for-one basis, into Series B Cumulative Redeemable Floating Rate Preferred Shares (“Series B Shares”) after having taken into account all election notices. As a result of the conversion, the Corporation has 10.2 million Series A Shares and 1.8 million Series B Shares issued and outstanding at Dec. 31, 2018.
The Series A Shares pay fixed cumulative preferential cash dividends on a quarterly basis for the five-year period from and including March 31, 2016, to, but excluding, March 31, 2021, if, as and when declared by the Board based on an annual fixed dividend rate of 2.709 per cent.
The Series B Shares pay quarterly floating rate cumulative preferential cash dividends for the five-year period from and including March 31, 2016, to, but excluding, March 31, 2021, if, as and when declared by the Board based on the 90 day Treasury Bill rate plus 2.03%.
IV. Preferred Share Series Information
The holders are entitled to receive cumulative fixed quarterly cash dividends at a specified rate, as approved by the Board. After an initial period of approximately five years from issuance and every five years thereafter (“Rate Reset Date”), the fixed rate resets to the sum of the then five-year Government of Canada bond yield (the fixed rate “Benchmark”) plus a specified spread. Upon each Rate Reset Date, they are also:

▪	Redeemable at the option of the Corporation, in whole or in part, for $25.00 per share, plus all declared and unpaid dividends at the time of redemption.

▪
Convertible at the holder’s option into a specified series of non-voting cumulative redeemable floating rate first preferred shares that pay cumulative floating rate quarterly cash dividends, as approved by the Board, based on the sum of the then Government of Canada 90-day Treasury Bill rate (the floating rate “Benchmark”) plus a specified spread. The cumulative floating rate first preferred shares are also redeemable at the option of the Corporation and convertible back into each original cumulative fixed rate first preferred share series, at each subsequent Rate Reset Date, on the same terms as noted above.

Characteristics specific to each first preferred share series as at Dec. 31, 2018, are as follows:

Series	Rate during term	Annual dividend rate per share ($)	Next conversion date	Rate spread over Benchmark (per cent)	Convertible to Series
A	Fixed	0.67725	March 31, 2021	2.03	B
B	Floating	0.93575	March 31, 2021	2.03	A
C	Fixed	1.00675	June 30, 2022	3.10	D
D	Floating	—	—	3.10	C
E	Fixed	1.29850	Sept. 30, 2022	3.65	F
F	Floating	—	—	3.65	E
G	Fixed	1.32500	Sept. 30, 2019	3.80	H
H	Floating	—	—	3.80	G

B. Dividends
The following table summarizes the preferred share dividends declared in 2018, 2017 and 2016:

	Total dividends declared ($)
Series	2018	2017	2016
A	9	5	10
B	1	1	1
C	14	9	16
E	15	8	14
G	11	7	11
Total for the year	50	30	52
TransAlta’s capital is comprised of the following:

As at Dec. 31	2018	2017	Increase/ (decrease)
Long-term debt(1)	3,267	3,707	(440)
Equity
Common shares	3,059	3,094	(35)
Preferred shares	942	942	—
Contributed surplus	11	10	1
Deficit	(1,496)	(1,209)	(287)
Accumulated other comprehensive income	481	489	(8)
Non-controlling interests	1,137	1,059	78
Less: available cash and cash equivalents(2)	(89)	(314)	225
Less: principal portion of restricted cash on OCP Bonds(3)	(27)	—	(27)
Less: fair value asset of hedging instruments on long-term debt(4)	(10)	(30)	20
Total capital	7,275	7,748	(473)
(1) Includes finance lease obligations, amounts outstanding under credit facilities, tax equity liability and current portion of long-term debt.
(2) The Corporation includes available cash and cash equivalents as a reduction in the calculation of capital, as capital is managed internally and evaluated by management using a net debt position.  In this regard, these funds may be available and used to facilitate repayment of debt.
(3) The Corporation includes the principal portion of restricted cash on OCP bonds because this cash is restricted specifically to repay outstanding debt.
(4) The Corporation includes the fair value of economic and designated hedging instruments on debt in an asset, or liability, position as a reduction, or increase, in the calculation of capital, as the carrying value of the related debt has either increased, or decreased, due to changes in foreign exchange rates.

Disclosure of investment grade credit rating
The Corporation has an investment grade credit rating from Standard & Poor's (negative outlook), DBRS (stable outlook) and Fitch Ratings (stable outlook). In December 2015, Moody's downgraded the Corporation below investment grade to Ba1 with a stable outlook and in June 2018 Moody’s revised their rating outlook to positive from stable. During 2018, Fitch Ratings reaffirmed the Corporation’s Unsecured Debt rating and Issuer Rating of BBB- with a stable outlook; DBRS Limited reaffirmed the Corporation’s Unsecured Debt rating and Medium-Term Notes rating of BBB (low), the Preferred Shares rating of Pfd-3 (low), and Issuer Rating of BBB (low) with a stable outlook; and Standard and Poor’s reaffirmed the Corporation’s Unsecured Debt rating and Issuer Rating of BBB- with negative outlook. The Corporation is focused on strengthening its financial position and cash flow coverage ratios to achieve stable investment grade credit ratings. Credit ratings provide information relating to the Corporation's financing costs, liquidity and operations and affect the Corporation's ability to obtain short-term and long-term financing and/or the cost of such financing. Strengthening the Corporation’s financial position allows its commercial team to contract the Corporation’s portfolio with a variety of counterparties on terms and prices that are favourable to the Corporation’s financial results and provides the Corporation with better access to capital markets through commodity and credit cycles.

The methodologies and ratios used by rating agencies to assess our credit rating are not publicly disclosed. We have developed our own definitions of ratios and targets to help evaluate the strength of our financial position. These metrics and ratios are not defined under IFRS and may not be comparable to those used by other entities or by rating agencies. These ratios are summarized in the table below:

As at Dec. 31	2018	2017	Target
Funds from operations before interest to adjusted interest coverage (times)	4.8	4.3	4 to 5
Adjusted funds from operations to adjusted net debt (%)	20.8	20.4	20 to 25
Adjusted net debt to comparable earnings before interest, taxes, depreciation and amortization (times)	3.7	3.6	3.0 to 3.5

Disclosure of cash flow statement
For the years ended Dec. 31, 2018 and 2017, cash inflows and outflows are summarized below. The Corporation manages variations in working capital using existing liquidity under credit facilities.

Year ended Dec. 31	2018	2017	Increase (decrease)
Cash flow from operating activities	820	626	194
Change in non-cash working capital	44	114	(70)
Cash flow from operations before changes in working capital	864	740	124
Dividends paid on common shares	(46)	(46)	—
Dividends paid on preferred shares	(40)	(40)	—
Distributions paid to subsidiaries’ non-controlling interests	(165)	(172)	7
Property, plant and equipment expenditures(1)	(277)	(338)	61
Inflow	336	144	192
(1) Includes growth capital associated with the South Hedland Power Station.